GENERAL SECURITY AGREEMENT (GUARANTORS)
                     ---------------------------------------

      This General Security Agreement ("Agreement") dated May 12, 1999 is by Unidigital Elements (NY), Inc., a New York corporation, Unison (NY), Inc. a Delaware corporation, Unison (MA), Inc., a Delaware Corporation, Unidigital
Elements (SF), Inc., a Delaware corporation, Mega Art Corp., a New York corporation, SuperGraphics Holding Company, Inc., a Delaware corporation, and
SuperGraphics Corporation, a California corporation (collectively, the "Guarantors"), in favor of Fleet Bank N.A. a National Banking Association, as Administrative Agent for itself and ratably for the benefit of the Lender Parties and the Hedge Banks (the "Secured Party"). The Lender Parties and the Hedge Banks are collectively referred to herein as the "Lenders."


                               W I T N E S S E T H
                               - - - - - - - - - -


      WHEREAS, the Secured Party and the Lenders have entered or are about to enter into certain financing arrangements with Unidigital Inc., a Delaware corporation ("Borrower"), pursuant to which the Lenders may make loans and provide other financial accommodations to Borrower; and

      WHEREAS, Guarantors have executed and delivered or are about to execute and deliver to the Secured Party a guarantee in favor of the Secured Party and the Lenders, pursuant to which Guarantors absolutely and unconditionally guarantee to the Secured Party and Lenders the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrower to the Secured Party and the Lenders; and

      NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION
1.    DEFINITIONS
      -----------

      All terms used herein which are defined in Article 1 or Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Guarantors, Borrower, the Secured Party and the Lenders pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation". An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7.3 or is cured in a manner reasonably satisfactory to the Secured Party, if such Event of Default is capable of being cured as reasonably determined by the Secured Party. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

      1.1 "Accounts" shall mean all present and future rights of Borrower to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.

      1.2 "Credit Agreement" shall mean the Credit Agreement, of even date hereof, by and among Borrower, the Secured Party and the Lenders, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      1.3 "Equipment" shall mean all of Guarantors' now owned and hereafter acquired equipment, machinery, computers and computer hardware and software
(whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

      1.4 "Event of Default" shall have the meaning set forth in Section 6.1 hereof.

      1.5 "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied.

      1.6 "Hedge Banks" shall have the meaning ascribed thereto in the Credit Agreement.

      1.7 "Information Certificate" shall mean the Information Certificate of each Guarantor constituting Exhibit A hereto containing material information with respect to each Guarantor, its business and assets provided by or on behalf of Borrower or any Guarantor to the Secured Party or any of the Lenders in connection with the preparation of this Agreement and the other Loan Documents and the financing arrangements provided for herein.

      1.8 "Inventory" shall mean all of each Guarantor now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

      1.9 "Lender Parties" shall have the meaning ascribed thereto in the Credit Agreement.

      1.10 "Loan Documents" shall have the meaning ascribed thereto in the Credit Agreement.

      1.11 "Obligations" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by any Guarantor to the Secured Party and/or any of the Lenders and/or their respective affiliates, including principal, interest, charges, fees, costs and expenses, however


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evidenced,  whether as  principal,  surety,  endorser,  guarantor or  otherwise, whether arising under the Credit Agreement, this Agreement and the other Loan Documents or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Credit Agreement or after the commencement of any case with respect to the Borrower or any Guarantor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by the Secured Party or any of the Lenders.

      1.12 "Obligor" shall mean any other guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.

      1.13 "Person" or "person" shall have the meaning ascribed thereto in the Credit Agreement.

      1.14 "Records" shall mean all of Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Guarantors with respect to the foregoing maintained with or by any other person).

      Any term defined in the Credit Agreement and used herein shall have the respective meanings ascribed to it therein, unless specified otherwise herein.


SECTION 2.  GRANT OF SECURITY INTEREST
            --------------------------

      To secure payment and performance of all Obligations, each Guarantor hereby grants to the Secured Party a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to the Secured Party, as security, the following property and interests in property, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

      2.1 Accounts;

      2.2 all present and future contract rights, general intangibles (including tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, letters of credit, bankers' acceptances and guaranties;

      2.3 all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Guarantor now or hereafter held or received by or in transit to the Secured Party, any of the Lenders or any of their affiliates or at any other depository or other institution from or for the account


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


of each Guarantor whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (b) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lien or secured party, (c) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including returned, repossessed and reclaimed goods, and
(d) deposits by and property of account debtors or other persons securing the obligations of account debtors;

      2.4 Inventory;

      2.5 Equipment;

      2.6 Records; and

      2.7 all products and proceeds of the foregoing, in any form, including insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.


SECTION 3.  COLLATERAL COVENANTS
            --------------------

      3.1 Accounts Covenants.
          ------------------

            (a) Secured Party shall have the right at any time or times, in the Secured Party's name or in the name of a nominee of the Secured Party, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

            (b) Each Guarantor shall deliver or cause to be delivered to the Secured Party, with appropriate endorsement and assignment, with full recourse to each such Guarantor, all chattel paper and instruments which each Guarantor now owns or may at any time acquire immediately upon such Guarantor's receipt thereof, except as the Secured Party may otherwise agree.

            (c) The Secured Party may, at any time or times that an Event of Default exists or has occurred and is continuing, (i) notify any or all account debtors that the Accounts have been assigned to the Secured Party and that the Secured Party has a security interest therein and the Secured Party may direct any or all accounts debtors to make payment of Accounts directly to the Secured Party, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Accounts or such other obligations, but without any duty to do so, and the Secured Party shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action the Secured Party may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at the Secured Party's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to the Secured Party and are


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


payable directly and only to the Secured Party and Guarantors shall deliver to the Secured Party such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as the Secured Party may require.

      3.2 Inventory Covenants. With respect to the Inventory: (a) each Guarantor
          -------------------
shall at all times maintain inventory records reasonably satisfactory to the Secured Party keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Guarantor's cost therefor and daily withdrawals therefrom and additions thereto; (b) no Guarantor shall remove any Inventory from the locations set forth or permitted herein, without the prior written consent of the Secured Party, except for sales of Inventory in the ordinary course of such Guarantor's business and except to move Inventory directly from one location set forth or permitted herein to another such location; (c) each Guarantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (d) each Guarantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (e) each Guarantor shall not Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate such Guarantor to repurchase such Inventory; (f) each Guarantor shall keep the Inventory in good and marketable condition; and (g) no Guarantor shall, without prior written notice to the Secured Party, acquire or accept any Inventory on consignment or approval.

      3.3 Equipment Covenants. With respect to the Equipment: (a) each Guarantor
          -------------------
shall keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (b) each Guarantor shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (c) the Equipment is and shall be used in each Guarantor's business and not for personal, family, household or farming use; (d) no Guarantor shall remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of each Guarantor or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of each Guarantor in the ordinary course of business; (e) the Equipment is now and shall remain personal property and no Guarantor shall permit any of the Equipment to be or become a part of or affixed to real property; and (f) each Guarantor assumes all responsibility and liability arising from the use of the Equipment.

      3.4 Power of Attorney.  Each Guarantor hereby  irrevocably  designates and
          -----------------
appoints the Secured Party (and all persons designated by the Secured Party) as each such Guarantor's true and lawful attorney-in-fact, and authorizes Secured Party, in such Guarantor's or Secured Party's name, to: (a) at any time an Event of Default or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing (i) demand payment on Accounts or other proceeds of Inventory or other Collateral,
(ii) enforce payment of Accounts by legal proceedings or otherwise, (iii) exercise all of such Guarantor's rights and remedies to collect any Account or other Collateral, (iv) sell or assign any Account upon such terms, for such amount and at such time or times as the Secured Party deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Account, (vii) prepare, file and sign such Guarantor's name on any proof of claim in bankruptcy or other similar document against an account debtor, (viii) notify the post office authorities to change the address for delivery of such Guarantor's mail to an address designated by the


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


Secured Party and open and dispose of all mail addressed to such Guarantor, (ix) do all acts and things which are necessary, in the Secured Party's determination, to fulfill such Guarantor's obligations under this Agreement and the other Loan Documents, (x) take control in any manner of any item of payment or proceeds thereof, (xi) endorse such Guarantor's name upon any items of payment or proceeds thereof and deposit the same in the Secured Party's account for application to the Obligations, (xii) endorse such Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral and (xiii) sign such Guarantor's name on any verification of Accounts and notices thereof to account debtors and (b) at any time to (i) have access to any lockbox or postal box into which such Guarantor's mail is deposited and (ii) execute in such Guarantor's name and file any UCC financing statements or amendments thereto. Each Guarantor hereby releases the Secured Party and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of the Secured Party's own gross negligence or wilful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

      3.5 Right to Cure.  The Secured  Party may,  at its  option,  (a) cure any
          -------------
default by any Guarantor under any agreement with a third party or pay or bond on appeal any judgment entered against such Guarantor (b) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (c) pay any amount, incur any expense or perform any act which, in the Secured Party's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of the Secured Party with respect thereto. The Secured Party may add any amounts so expended to the Obligations and charge such Guarantor's account therefor, such amounts to be repayable by such Guarantor on demand. The Secured Party shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of such Guarantor. Any payment made or other action taken by the Secured Party under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

      3.6 Access to  Premises.  From time to time as  requested  by the  Secured
          -------------------
Party, at the cost and expense of the appropriate Guarantor, (a) the Secured Party or its designee shall have complete access to all of each Guarantor's premises during normal business hours and after reasonable notice to such Guarantor, or at any time and without notice to such Guarantor if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of such Guarantor's books and records, including the Records, and (b) each Guarantor shall promptly furnish to the Secured Party such copies of such books and records or extracts therefrom as the Secured Party may request, and (c) use during normal business hours such of such Guarantor's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing, provided that such use does not unreasonably disrupt the business of the Borrower, and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral.


SECTION 4.  REPRESENTATIONS AND WARRANTIES
            ------------------------------

      Each Guarantor hereby represents and warrants to the Secured Party and the Lenders the following (which shall survive the execution and delivery of this Agreement):


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      4.1 Corporate Existence, Power and Authority; Subsidiaries. Each Guarantor
          ------------------------------------------------------
is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on such Guarantor's financial condition, results of operation or business or the rights of the Secured Party in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Loan Documents and the transactions contemplated hereunder and thereunder are all within such Guarantor's corporate powers, have been duly authorized and are not in contravention of law or the terms of its certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which such Guarantor is a party or by which such Guarantor or its property are bound. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of such Guarantor enforceable in accordance with their respective terms. No Guarantor has any subsidiaries except as set forth on its Information Certificate.

      4.2 Chief  Executive  Office;  Collateral  Locations.  The chief executive
          ------------------------------------------------
office of each Guarantor and its Records concerning Accounts are located only at the address set forth below and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in its Information Certificate, subject to the right of such Guarantor to establish new locations in accordance with Section 5.2 below. The Information Certificate correctly identifies any of such locations which are not owned by such Guarantor and sets forth the owners and/or operators thereof, and to the best of such Guarantor's knowledge, the holders of any mortgages on such locations.

      4.3 Priority of Liens;  Title to  Properties.  The security  interests and
          ----------------------------------------
liens  granted to the  Secured  Party  under this  Agreement  and the other Loan
Documents constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on
Schedule 4.3 hereto and the other liens permitted under Section 5.8 hereof. Each Guarantor has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to the Secured Party and such others as are specifically listed on Schedule 4.3 hereto or permitted under Section 5.8 hereof.

      4.4 Tax Returns.  Each  Guarantor has filed,  or caused to be filed,  in a
          -----------
timely manner all tax returns, reports and declarations which are required to be filed by it (without requests for extension except as previously disclosed in writing to the Secured Party). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Each Guarantor has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Guarantor and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

      4.5 Litigation. Except as set forth on the Information Certificate,  there
          ----------
is no present investigation by any governmental agency pending, or to the best of each Guarantor's knowledge threatened, against or affecting such Guarantor or its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of each Guarantor's knowledge threatened, against such Guarantor or its assets or goodwill, or against or affecting any transactions contemplated by


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


this Agreement, which if adversely determined against such Guarantor would result in any material adverse change in the assets, business or prospects of such Guarantor or which would impair the ability of such Guarantor to perform its obligations hereunder or under any of the other Loan Documents to which it is a party or of the Secured Party to enforce the Obligations or realize upon any Collateral.

      4.6 Compliance with Other  Agreements and Applicable Laws. No Guarantor is
          -----------------------------------------------------
not in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and each Guarantor is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority.

      4.7 Bank Accounts.  All of the deposit  accounts,  investment  accounts or
          -------------
other accounts in the name of or used by each Guarantor maintained at any bank or other financial institution are set forth on Schedule 4.7 hereof, subject to the right of such Guarantor to establish new accounts in accordance with Section
5.9 below.

      4.8 Accuracy and Completeness of Information. All information furnished by
          ----------------------------------------
or on behalf of each Guarantor, in writing to the Secured Party in connection with this Agreement or any of the other Loan Documents or any transaction contemplated hereby or thereby, including all information on the Information Certificates is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse affect on the business, assets or prospects of any Guarantor, which has not been fully and accurately disclosed to the Secured Party in writing.

      4.9 Survival of Warranties; Cumulative. All representations and warranties
          ----------------------------------
contained in this Agreement or any of the other Loan Documents shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to the Secured Party and the Lenders on the date of each additional borrowing or other credit accommodation under the Credit Agreement and shall be conclusively presumed to have been relied on by the Secured Party or any of the Lenders regardless of any investigation made or information possessed by the Secured Party or any of the Lenders. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which any Guarantor shall now or hereafter give, or cause to be given, to the Secured Party or any of the Lenders.


SECTION 5.  AFFIRMATIVE AND NEGATIVE COVENANTS
            ----------------------------------

      5.1 Maintenance of Existence.  Each Guarantor shall at all times preserve,
          ------------------------
renew and keep in full, force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently conducted. Each Guarantor shall give the Secured Party fifteen (15) days prior written notice of any proposed change in its corporate name, which notice shall set forth the new name and such Guarantor shall deliver to the Secured Party a copy of the amendment to the Certificate of Incorporation of such Guarantor providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of such Guarantor as soon as it is available.

      5.2 New  Collateral  Locations.  Each  Guarantor may open any new location
          --------------------------
within the continental United States provided such Guarantor gives the Secured Party fifteen (15) days prior written notice of the intended opening of any such new location and executes and delivers, or causes to be executed and delivered, to the Secured Party such agreements, documents, and instruments as the Secured Party may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including UCC financing statements.

      5.3 Compliance with Laws,  Regulations,  Etc. Each Guarantor shall, at all
          ----------------------------------------
times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders of any Federal, State or local governmental authority applicable to it.

      5.4  Payment  of Taxes  and  Claims.  Each  Guarantor  shall  duly pay and
           ------------------------------
discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Guarantor and with respect to which adequate reserves have been set aside on its books. Each Guarantor shall be liable for any tax or penalties imposed on the Secured Party as a result of the financing arrangements provided for herein and such Guarantor agrees to indemnify and hold the Secured Party harmless with respect to the foregoing, and to repay to the Secured Party on demand the amount thereof, and until paid by such Guarantor such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein
                                       --------   ----
shall be construed to require such Guarantor to pay any income or franchise taxes attributable to the income of the Secured Party from any amounts charged or paid hereunder to the Secured Party. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Credit Agreement.

      5.5  Insurance.   Each  Guarantor  shall,  at  all  times,  maintain  with
           ---------
financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to the Secured Party as to form, amount and insurer. Each Guarantor shall furnish certificates, policies or endorsements to the Secured Party as the Secured Party shall require as proof of such insurance, and, if such Guarantor fails to do so, the Secured Party is authorized, but not required, to obtain such insurance at the expense of such Guarantor. All policies shall provide for at least thirty (30) days prior written notice to the Secured Party of any cancellation or reduction of coverage and that the Secured Party may act as attorney for each Guarantor in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Each Guarantor shall cause the Secured Party to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and each Guarantor shall obtain non-contributory the Secured Party's loss payable endorsements to all insurance policies in form and substance satisfactory to the Secured Party. Such Secured Party's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to the Secured Party as its interests may appear and further specify that the Secured Party shall be paid regardless of any act or omission by Borrower, any Guarantor or any of their affiliates. At its option, the Secured Party may apply any insurance proceeds received by the Secured Party at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as the Secured Party may determine or hold such proceeds as cash collateral for the Obligations.

      5.6 Financial Statements and Other Information.  Each Guarantor shall keep
          ------------------------------------------
proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of such Guarantor and its subsidiaries (if any) in accordance with GAAP. Each Guarantor shall furnish or cause to be furnished to the Secured Party, to the extent available (a) such financial statements (including balance sheets, statements of income and loss, statements of cash flow and statement of shareholders' equity) all in reasonable detail fairly presenting the financial position and results of the operations of such Guarantor as of the end and through such period as the Secured Party may from time to time reasonably request and (b) such budgets, forecasts, projections and other information respecting the Collateral and the business of such Guarantor as the Secured Party may, from time to time, reasonably request. The Secured Party is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of each Guarantor to any court or other government agency or to any participant or assignee or prospective participant or assignee. Each Guarantor hereby irrevocably authorizes and directs all accountants or auditors to deliver to the Secured Party, at such Guarantor's expense, copies of the financial statements of each Guarantor and any reports or management letters prepared by such accountants or auditors on behalf of each Guarantor and to disclose to the Secured Party such information as they may have regarding the business of such Guarantor. Any documents, schedules, invoices or other papers delivered to the Secured Party may be destroyed or otherwise disposed of by the Secured Party one (1) year after the same are delivered to the Secured Party, except as otherwise designated by a Guarantor to the Secured Party in writing.

      5.7 Sale of Assets,  Consolidation,  Merger,  Dissolution,  Etc. Except as
          -----------------------------------------------------------
otherwise permitted under the Credit Agreement, no Guarantor shall, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, or (b) sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person or (c) form or acquire any subsidiaries, or (d) wind up, liquidate or dissolve or (e) agree to do any of the foregoing.

      5.8 Encumbrances.  No Guarantor shall create,  incur,  assume or suffer to
          ------------
exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except: (a) liens and security interests of the Secured Party and
             ------
(b) the liens and security interests set forth on Schedule 4.3 hereto, or permitted by the Credit Agreement.

      5.9 Additional  Bank Accounts.  No Guarantor shall directly or indirectly,
          -------------------------
open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the accounts set forth in Schedule 4.7 hereto, except: (a) as to any new or additional accounts which contain any Collateral or proceeds thereof, with the prior written consent of the Secured Party and subject to such conditions thereto as the Secured Party may establish and (b) as to any accounts used by such Guarantor to make payments of payroll, taxes or other obligations to third parties, after prior written notice to the Secured Party.

      5.10 Costs and Expenses.  Each Guarantor shall pay to the Secured Party on
           ------------------
demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, the Secured Party's rights in the Collateral, this Agreement, the other Loan Documents and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including: (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) all insurance premiums, appraisal fees and search fees; (c) costs and expenses of preserving and protecting the Collateral; (d) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of the Secured Party, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Loan Documents or defending any claims made or threatened against the Secured Party arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); and (e) the reasonable fees and disbursements of counsel (including legal assistants) to the Secured Party in connection with any of the foregoing.

       5.11 Further Assurances.  At the request of the Secured Party at any time
            ------------------
and from time to time, each Guarantor shall, at its expense, at any time or times duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Loan Documents. Where permitted by law, each Guarantor hereby authorizes the Secured Party to execute and file one or more UCC financing statements signed only by the Secured Party.


SECTION 6.  EVENTS OF DEFAULT AND REMEDIES
            ------------------------------

      6.1 Events of Default. The occurrence or existence of any Event of Default
          -----------------
under the Loan Agreement is referred to herein individually as an "Event of Default", and collectively as "Events of Default".

      6.2 Remedies.
          --------

            (a) At any time an Event of Default exists or has occurred and is continuing, the Secured Party shall have all rights and remedies provided in this Agreement, the other Loan Documents, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Guarantor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to the Secured Party hereunder, under any of the other Loan Documents, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in the Secured Party's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Guarantor of this Agreement or any of the other Loan Documents. The Secured Party may, at any time or times, proceed directly against any Guarantor or any Obligor to collect the Obligations without prior recourse to the Collateral.

            (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, the Secured Party may, in its discretion and without limitation, (i) accelerate the payment of all Obligations and demand immediate payment thereof to the Secured Party (provided, that, upon
                                                           --------   ----
the occurrence of any Event of Default described in Section 6.01 of the Credit Agreement, all

Obligations shall automatically become immediately due and payable), (ii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) require each Guarantor, at such Guarantor's expense, to assemble and make available to the Secured Party any part or all of the Collateral at any place and time designated by the Secured Party, (iv) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (v) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vi) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of the Secured Party or elsewhere) at such prices or terms as the Secured Party may deem reasonable, for cash, upon credit or for future delivery, with the Secured Party having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of such Guarantor, which right or equity of redemption is hereby expressly waived and released by such Guarantor. If any of the Collateral is sold or leased by the Secured Party upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by the Secured Party. If notice of disposition of Collateral is required by law, five (5) days prior notice by the Secured Party to each applicable Guarantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and each Guarantor waives any other notice. In the event the Secured Party institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, each Guarantor waives the posting of any bond which might otherwise be required.

            (c) The Secured Party may apply the cash proceeds of Collateral actually received by the Secured Party from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as the Secured Party may elect, whether or not then due. Guarantors shall remain liable to the Secured Party for the payment of any deficiency with interest at the highest rate provided for in the Credit Agreement and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.


SECTION 7.  JURY TRIAL WAIVER; OTHER WAIVERS
            AND CONSENTS; GOVERNING LAW
            --------------------------------

      7.1 Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.
          ---------------------------------------------------------------------

            (a) The validity, interpretation and enforcement of this Agreement and the other Loan Documents and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York.

            (b) Each Guarantor irrevocably consents and submits to the non-exclusive jurisdiction of the State of New York and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted
                  ----- ---  ----------
therein arising under this Agreement or any of the other Loan Documents or in any way connected or related or incidental to the dealings of each Guarantor and the Secured Party in respect of this Agreement or the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that the Secured Party shall have the right to bring any action or proceeding against any Guarantor or its property in the courts of any other jurisdiction which the Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against any Guarantor or its property).

            (c) Each Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at the Secured Party's option, by service upon each Guarantor's in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, each Guarantor shall appear in answer to such process, failing which such Guarantor shall be deemed in default and judgment may be entered by the Secured Party against such Guarantor for the amount of the claim and other relief requested.

            (d) EACH GUARANTOR AND THE SECURED PARTY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE SECURED PARTY AND THE LENDERS TO ACCEPT THIS AGREEMENT AND MAKE LOANS PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

            (e) The Secured Party shall not have any liability to Guarantors (whether in tort, contract, equity or otherwise) for losses suffered by any Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on the Secured Party that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, the Secured Party shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Loan Documents.

      7.2 Waiver of Notices.  Each  Guarantor  hereby  expressly  waives demand,
          -----------------
presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on any Guarantor which the Secured Party may elect to give shall entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstances.

      7.3  Amendments  and Waivers.  Neither this  Agreement  nor any  provision
           -----------------------
hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of the Secured Party, and as to amendments, as also signed by an authorized officer of each Guarantor. The Secured Party shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of the Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

      7.4 Waiver of Counterclaims. Each Guarantor waives all rights to interpose
          -----------------------
any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

      7.5  Indemnification.  Each Guarantor shall indemnify and hold the Secured
           ---------------
Party, the Lenders and their directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Loan Documents, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the reasonable fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, each Guarantor shall pay the maximum portion which it is permitted to pay under applicable law to the Secured Party or any of the Lenders, as the case may be, in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Credit Agreement.


SECTION 8.  MISCELLANEOUS
            -------------

      8.1 Notices.  All  notices,  requests  and demands  hereunder  shall be in
          -------
writing and (a) made to the Secured Party as follows: Fleet Bank, N.A., an Administrative Agent, 1185 Avenue of the Americas, New York, New York 10031,
Attention: Ms. Beth Goodman, Vice President and to each Guarantor at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and
(b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

      8.2 Partial  Invalidity.  If any provision of this Agreement is held to be
          -------------------
invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

      8.3  Successors.  This  Agreement,  the other Loan Documents and any other
           ----------
document referred to herein or therein shall be binding upon each Guarantor and its successors and assigns and inure to the benefit of and be enforceable by the Secured Party and its successors and assigns, except that no Guarantor may assign its rights under this Agreement, the other Loan Documents and any other document referred to herein or therein without the prior written consent of the Secured Party.

      8.4  Counterparts.  This  Agreement  may  be  executed  in any  number  of
           ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more then one counterpart thereof signed by each of the parties hereto.

      8.5  Entire  Agreement.  This  Agreement,  the other Loan  Documents,  any
           -----------------
supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

      IN WITNESS WHEREOF, each Guarantor has caused these presents to be duly executed as of the day and year first above written.

                                            GUARANTORS:
                                            -----------

                                            UNIDIGITAL ELEMENTS (NY), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            CHIEF EXECUTIVE OFFICE:
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001


                                           UNIDIGITAL ELEMENTS (SF), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            CHIEF EXECUTIVE OFFICE:
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001

                                            UNISON (NY), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            CHIEF EXECUTIVE OFFICE:
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001


                                            UNISON (MA), INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            CHIEF EXECUTIVE OFFICE:
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001


                                            MEGA ART CORP.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            CHIEF EXECUTIVE OFFICE:
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001


                                            SUPERGRAPHICS HOLDING COMPANY, INC.

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            CHIEF EXECUTIVE OFFICE:
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001


                                            SUPERGRAPHICS CORPORATION

                                            By: /s/ William E. Dye
                                               ---------------------------------

                                            Title: Chief Executive Officer

                                            CHIEF EXECUTIVE OFFICE:
                                            ----------------------

                                            229 West 28th Street
                                            New York, New York 10001